DocuSign Envelope ID: A01787DC-4B13-4596-9079-72E6AB9E95B8

PARTNERSHIP AGREEMENT

This **PARTNERSHIP AGREEMENT** is made on **11th June 2020** by and between: -

(1) **MANADR PTE LTD ("MDR")**, a company incorporated in Singapore and having its registered office at 2 Venture Drive #07-06/07 Vision Exchange Singapore 608526 and

(2) **MANADR MEDICAL HOLDINGS PTE LTD ("MMH")**, a company incorporated in Singapore and having its registered office at 211D Punggol Walk #01-667 Punggol Ripples Singapore 824211

(3) **A & J NULIFE PTE LTD ("AJ")**, a company incorporated in Singapore and having its registered office at 84 Bayshore Road #01-35/36 Costa Del Sol, Singapore 469994.

(4) **Kim JL Healthcare Pte Ltd ("KJL")**, a company incorporated in Singapore and having its registered office at 211D Punggol Walk #01-667 Punggol Ripples Singapore 824211.

(5) **EC Family Clinic Pte Ltd ("EC")**, a company incorporated in Singapore and having its registered office at 30 Eunos Crescent #01-17 Eunos MRT Station Singapore 409423.

(6) **Bedok Day & Night clinic (BDN)**, a company incorporated in Singapore and having its registered office at 418 Bedok North Ave 2, #01-85, Singapore 460418

(Collectively, known as "**CLINICS**").

MDR, MMH, AJ, KJL, BDN and **EC** hereinafter individually referred to as a "Party" and collectively referred to as the "Parties").

BACKGROUND

MDR, being a one-stop telehealth platform and CLINICS, being HCIs, have decided to collaborate with each other in the provisions of Telemedicine Service in Manadr App and Health Screening in Manadr's marketplace respectively.

THE PARTIES HEREBY AGREE THAT:

Performance of Obligations. Both MDR and CLINICS shall be jointly and severally responsible for the due performance of any obligations pertaining to this partnership agreement. However, as between themselves, each party shall be liable to the other.

Addition and Withdrawal of Partners. Parties shall seek the written approval of each other for any proposed additional parties to this partnership. If any party withdraws from the partnership, is adjudicated to be a bankrupt by a duly-constituted judicial tribunal, goes into liquidation in accordance with the laws of Singapore, or is wound up or ceases to exist in accordance with the laws of Singapore, the other partner(s) shall be obliged to carry out and perform the obligations pertaining to the agreement.

DocuSign Envelope ID: A01787DC-4B13-4596-9079-72E6AB9E95B8

PARTNERSHIP AGREEMENT

Obligations of MDR. MDR agrees to be responsible for, and perform the following:

(i) Offer the one stop platform to CLINICS
(ii) 24 IT supports and services to CLINICS
(iii) Administration and billings with payouts
(iv) CLINICS account and Audits

Obligations of CLINIS. In relation to the partnership agreement, CLINICS agree to be responsible for, and perform the following:

(i) Provide teleconsultation to MDR online patients
(ii) Responsible for all supplies and delivery of Medication
(iii) To set the price for all medicine + delivery at the CLINICS' selling price to MDR patients.
(iv) To provide phlebotomists service to MDR's patients requesting Health Screening services
(v) Introduce MDR's platform and ecosystem to patients.

Joint Obligations and shared responsibilities

(i) Provision of a comprehensive suite of online and offline primary healthcare services to MDR patients,
(ii) Ensure business sustainability through business development for MDR patients,
(iii) Ensure seamless operations between online Telemedicine and offline clinic services,
(iv) Ensure continuity of care between offline, online and other ancillary healthcare services within the Manadr's platform and ecosystem.

Term. This Agreement shall become effective upon signature by the Parties and remain in force, unless terminated earlier by either of the following scenarios: (i) Either Party fails in its respective obligations as spelled out above; or (ii) is adjudicated to be a bankrupt by a duly-constituted judicial tribunal, goes into liquidation in accordance with the laws of Singapore, or is wound up or ceases to exist in accordance with the laws of Singapore.

Management of the Partnership. The management of the activities arising from this Agreement shall be done via a working level group which shall meet on a regular basis, and shall comprise of representatives from both Parties

Confidentiality. Parties agree to keep the terms and existence of this Agreement strictly confidential.

Legal Effect. Parties agree that this Agreement shall be legally binding, and Parties shall take any necessary steps to give effect to this clause.

Amendments. This Agreement may be amended by mutual written agreement of the Parties.

PARTNERSHIP AGREEMENT

Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of Singapore. Any dispute or difference or claim arising under, out of or in connection with this MOU, including any question regarding its existence, validity, interpretation, or termination, shall be under the exclusive jurisdiction of the Singapore courts.

The Parties have caused this Agreement to be executed by the signatures of their respective authorised representatives below.

Signed by:)
Name: Dr Teoh Pui Pui)
Title: Co-CEO and Co-Founder)
for and on behalf of:)
MANADR PTE LTD)

DocuSigned by:
ED46EC91E51749D...

Signed by:)
Name: Siaw Tung Yeng)
Title: CEO and Founder)
for and on behalf of:)
MANADR MEDICAL HLGS PTE LTD)

DocuSigned by:
4585ABA17A6B4FE...

Signed by:)
Name: Dr Siaw Tung Yeng)
Title: CEO)
for and on behalf of:)
KIM JL HEALTHCARE PTE LTD)

DocuSigned by:
4585ABA17A6B4FE...

Signed by:)
Name: Dr Heng Kuan Yong)
Title: CEO)
for and on behalf of:)
EC FAMILY CLINIC PTE LTD)

DocuSigned by:
FD6A78D9ACB3415...

Signed by:)
Name: Dr Nam Min Fern Alvina)
Title: CEO)
for and on behalf of:)
A & J NULIFE PTE LTD)



Signed by:)
Name: Dr Wong Choo Wai)
Title: CEO)
for and on behalf of:)
BEDOK DAY & NIGHT CLINIC)

DocuSigned by:
CF4598C96B2C485...